15. INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Taxes
INCOME TAXES

INCOME TAX RECOGNIZED IN THE COMBINED STATEMENT OF COMPREHENSIVE INCOME

IN MILLIONS OF USD	2017	2016	2015
Current income taxes	(8.5)	(8.4)	(5.4)
of which corresponding to the current period	(8.5)	(7.3)	(8.1)
of which adjustments recognized in relation to prior years	–	(1.1)	2.7
Deferred income taxes	(34.4)	42.7	1.6
of which related to the origination or reversal of temporary differences	5.8	10.3	1.6
of which adjustments recognized in relation to prior years	–	32.4	–
of which adjustments due to change in tax rates	(40.2)	–	–
Total	(42.9)	34.3	(3.8)

IN MILLIONS OF USD	2017	2016	2015

Earnings before income tax (EBT)	32.3	15.5	22.1
Expected tax rate in %	35.2%	36.2%	36.9%
Tax at the expected rate	(11.3)	(5.6)	(8.2)

EFFECT OF
Different tax rates for subsidiaries in other jurisdictions	0.5	(0.2)	(0.7)
Effect of changes in tax rates on previously recognized deferred tax assets and liabilities	(40.2)	–	(0.6)
Non-deductible expenses	0.3	(0.5)	2.4
Net change of unrealized tax loss carry-forwards	(2.0)	(4.1)	–
Non recoverable withholding taxes	–	–	(0.2)
Minority interests	11.2	10.1	9.5
Adjustments recognized in relation to prior year	–	31.3	2.7
Other items	(1.4)	3.3	(8.7)
Total	(42.9)	34.3	(3.8)

The expected tax rate in % approximates the average income tax rate of the countries where the Group is active, weighted by the profitability of the respective operations. For 2017, there have been no significant changes in these income tax rates. In December 2017, a significant decrease of the US federal income tax rate has been enacted, applicable for the year 2018 and onwards. The reduction in the U.S. federal corporate income tax rate from 35 % to 21 % resulted in a net downward adjustment of USD 40.2 million in relation to deferred taxes.